UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 7, 2022

MFA FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

Maryland	1-13991	13-3974868
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

One Vanderbilt Avenue, 48th Floor New York, New York	10017
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (212) 207-6400

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbols:	Name of each exchange on which registered:
Common Stock, par value $0.01 per share	MFA	New York Stock Exchange
7.50% Series B Cumulative Redeemable Preferred Stock, par value $0.01 per share	MFA/PB	New York Stock Exchange
6.50% Series C Fixed-to-Floating Rate Cumulative Redeemable Preferred Stock, par value $0.01 per share	MFA/PC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 7, 2022, MFA Financial, Inc. (the “Company”) held its 2022 Annual Meeting of Stockholders (the “Annual Meeting”). The Annual Meeting was held for the purpose of: (i) electing two Class III directors to serve on the Board until the 2025 Annual Meeting of Stockholders and until their successors are duly elected and qualify; (ii) considering and voting on the ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022; (iii) considering and voting on an advisory (non-binding) resolution to approve the Company’s executive compensation; and (iv) considering and voting on an amendment to the Company’s Charter to decrease the number of authorized shares of stock.

As disclosed in the Company’s proxy statement, dated April 27, 2022, as of April 11, 2022 (the record date for stockholders of the Company entitled to notice of and to vote at the Annual Meeting), the Company had issued and outstanding 104,921,700 shares of common stock, each of which was entitled to one vote at the Annual Meeting. A quorum of 72,012,643 shares of common stock of the Company, which represented approximately 68.6% of the issued and outstanding shares of common stock, was present in person or by proxy at the Annual Meeting.

The final voting results for each of the proposals submitted to a vote of stockholders at the Annual Meeting are set forth below.

Proposal 1. The two nominees for election to the Board were elected to serve on the Board until the 2025 Annual Meeting of Stockholders and until their successors are duly elected and qualify, based on the following votes:

Name of Class III Nominee	For	Against	Abstain	Broker Non-Votes
Francis J. Oelerich III	51,715,904	1,468,865	196,575	18,631,299

Lisa Polsky	51,661,312	1,536,148	183,884	18,231,299

As indicated above, each of the nominees for director received over a majority of votes cast on a per director basis, and therefore, each of the nominees has been duly elected to serve as a Class III director of the Company.

Proposal 2. The ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022, was approved, based on the following votes:

For	Against	Abstentions
70,908,618	816,932	287,093

Proposal 3. The proposal to consider, on an advisory (non-binding) basis, the Company’s executive compensation was approved, based on the following votes:

For	Against	Abstentions	Broker Non-Votes
51,061,639	1,928,139	391,566	18,631,299

Proposal 4. The proposal to consider an amendment to the Company’s Charter to decrease the number of authorized shares of stock, which, under the terms of the Company’s Charter, required the affirmative (i.e., “for”) vote of at least a majority (i.e., at least 52,460,851) of all the votes entitled to be cast at the Annual Meeting, was not approved, based on the following votes:

For	Against	Abstentions	Broker Non-Votes
52,167,471	973,951	239,922	18,631,299

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MFA FINANCIAL, INC.
(REGISTRANT)

By:	/s/ Harold E. Schwartz
Name: Harold E. Schwartz
Title: Senior Vice President and General Counsel

Date: June 9, 2022